UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 16, 2007
SPHERION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309
(Address, including zip code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (954) 308-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On November 16, 2007, Spherion Corporation announced that William J. Grubbs had been appointed Executive Vice President and Chief Operating Officer of the Company. Previously, Mr. Grubbs had served as our Executive Vice President since February 2007 and as our Senior Vice President and Chief Marketing and Corporate Development Officer from November 2005 to February 2007. From March 2002 to September 2005, Mr. Grubbs served as Chief Operating Officer for Spring Group plc, a publicly held information technology and professional staffing and recruiting company based in the United Kingdom. From April 2001 to February 2002, Mr. Grubbs served as CEO of Spring Technology Staffing Services, a division of Spring Group plc. From October 2000 to March 2001, Mr. Grubbs served as CEO of Spring ASP, a division of Spring Group plc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERION CORPORATION
Date: November 20, 2007	By:	/s/ Mark W. Smith
Mark W. Smith Senior Vice President & Chief Financial Officer